Exhibit 10.38

FOURTH LOAN MODIFICATION AGREEMENT

This Fourth Loan Modification Agreement is entered into as of February 28, 2002, by and between Novoste Corporation (“Borrower”) and Silicon Valley Bank (“Bank”).

1.    DESCRIPTION OF EXISTING INDEBTEDNESS: Among other Indebtedness which may be owing by Borrower to Bank, Borrower may become indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated August 1, 2001, as amended July 30, 2002, as further amended August 27, 2002, as further amended November 25, 2002, and as may be further amended from time to time, (the “Loan Agreement”). The Loan Agreement provides for, among other things, a Committed Revolving Line in the amount of Ten Million Dollars ($10,000,000). Defined terms used but not otherwise defined herein shall have the same meanings as in the Loan Agreement.

Hereinafter all indebtedness owing by Borrower to Bank shall be referred to as the “Indebtedness.”

2.    DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to as the “Security Documents”. Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the “ Existing Loan Documents”.

3.    DESCRIPTION OF CHANGE IN TERMS.

A.	Borrower is currently in violation of the covenant set forth in Section 6.7(ii) of the Loan Agreement by failing to maintain a Tangible Net Worth of at least $55,000,000. Bank hereby waives Borrower’s compliance with such covenant through and including the month ending February 28, 2003. Bank’s agreement to waive the above listed covenant through February 28, 2003 (1) shall in no way be deemed an agreement by the Bank to waive the Borrower’s future compliance with the above-described covenant, as may be amended from time to time; (2) shall neither limit not impair the Bank’s right to demand performance of this covenant in the future; and (3) shall neither limit nor impair the Bank’s right to demand performance of all other covenants as of any date.

B.	Section 2.3(a) of the Loan Agreement is hereby amended by deleting the first two sentences of such Section and replacing them with the following:

“Advances accrue interest on the outstanding principal balance at a per annum rate of 1 percentage point above the greater of (i) Prime Rate or (ii) 4.25%. As such time as Borrower achieves 3 consecutive months of Profitability, the interest rate shall be decreased to a rate equal to the greater of (i) Prime Rate or (ii) 4.25%.”

C.	Section 6.7(ii) of the Loan Agreement is hereby amended to read as follows:

“(ii) Tangible Net Worth. A Tangible Net Worth of at least $48,000,000 plus 25% of the proceeds from any stock offering.”

D.	The terms “ Borrowing Base” and “ Revolving Maturity Date”, as defined in Section 13.1 of the Loan Agreement are hereby amended to read as follows:

“Borrowing Base” is 75% of Eligible Accounts as determined by Bank from Borrower’s most recent Borrowing Base Certificate; provided, however, that Bank may lower or increase the percentage of the Borrowing Base after performing an audit of Borrower’s Collateral.

“Revolving Maturity Date” is February 27, 2004.

E.	Borrower’s Borrowing Base Certificate is hereby amended as set forth in Exhibit “A” hereto and Borrower’s Compliance Certificate if hereby amended as set forth in Exhibit “B”, hereto.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. PAYMENT OF LOAN AND DOCUMENTATION FEES. Borrower shall pay Bank a Loan Fee of Thirty Thousand Five Hundred Dollars ($30,000.00) and a Legal Documentation Fee in the amount of Five Hundred Twenty Dollars ($520.00), plus all out-of-pocket expenses.

6. NO DEFENSES OF BORROWER. Borrower agrees that, as of the date hereof, it has no defenses against the obligations to pay any amounts under the indebtedness.

7. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

8. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon the following:

A.	Bank’s receipt of this Fourth Loan Modification duly executed by the Borrower; and
B.	Bank’s receipt of payment of the Loan and Legal Documentation Fees.

This Loan Modification Agreement is executed as of the date first written above.

BORROWER:		BANK:

NOVOSTE CORPORATION		SILICON VALLEY BANK

By:	/s/ ALFRED NOVAK	By:	/s/ ALAN P. SPURGUN
Name:	Alfred Novak	Name:	Alan P. Spurgun
Title:	CEO & President	Title	SVP

EXHIBIT “B”

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK 3003 Tasman Drive Santa Clara, CA 95054

FROM:	NOVOSTE CORPORATION

The undersigned authorized officer of Novoste Corporation (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending                          with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Interim financial statements	Monthly within 30 days	Yes No
Compliance Certificate	Monthly w/in 30 days and Quarterly w/in 45 days	Yes No
Annual (Audited)	FYE within 90 days	Yes No
A/R Agings + BBC*	Monthly within 20 days	Yes No
10-Q, 10-K	Within 5 days of filing with the SEC	Yes No
*when Advances are outstanding

Financial Covenant	Required	Actual	Complies
Maintain on a Monthly Basis:
Minimum Quick Ratio	1.75:1.00	:1.00	Yes No
Minimum Tangible Net Worth	$48,000,000**	($ )	Yes No
**plus 25% of the proceeds from any stock offering

Have there been updates to Borrower’s intellectual property, if appropriate?			Yes No

Borrower has deposit accounts only at the following institutions:

Comments Regarding Exceptions: See Attached.

BANK USE ONLY
Sincerely,
Received by:
AUTHORIZED SIGNER
NOVOSTE CORPORATION
Date:
/s/ ALFRED NOVAK
SIGNATURE	Verified:
AUTHORIZED SIGNER
CEO & President
TITLE	Date:

03-04-03	Compliance Status:	Yes No
DATE

SILICON VALLEY BANK

PRO FORMA INVOICE FOR LOAN CHARGES

BORROWER:	NOVOSTE CORPORATION

LOAN OFFICER:	Angela Hart

DATE:	February 27, 2003

	Bank Fees:
	Loan Fee	$30,000.00

	Outside Counsel Fees:
	Documentation Fee	$520.00

	TOTAL FEE DUE	$30,520.00

Please indicate the method of payment:

{    } A check for the total amount is attached.

{    } Debit DDA #                                  for the total amount.

{    } Loan proceeds

/s/ ALFRED NOVAK	03-04-03
Borrower	(Date)

Silicon Valley Bank	(Date)
Account Officer’s Signature

LOAN PAYMENT/ADVANCE REQUEST FORM

DEADLINE FOR SAME DAY PROCESSING IS 3:00 E.S.T

Fax To: 404-495-4500	Date:

NOVOSTE CORPORATION.

(Client Name/Borrower)

☐    LOAN PAYMENT:

From Account #:

                                         (Deposit Account Number)

Principal $                                                       and/or Interest $

ALL BORROWER’S REPRESENTATION AND WARRANTIES IN THE LOAN AND SECURITY AGREEMENT ARE TRUE, CORRECT AND COMPLETE IN ALL MATERIAL RESPECTS TO ON THE DATE OF THE TELEPHONE TRANSFER REQUEST FOR AND ADVANCE, BUT THOSE REPRESENTATIONS AND WARRANTIES EXPRESSLY REFERRING TO ANOTHER DATE SHALL BE TRUE, CORRECT AND COMPLETE IN ALL MATERIAL RESPECTS AS OF THE DATE:

Authorized Signature:                                                                                       Phone Number:

☐	LOAN ADVANCE:
COMPLETE OUTGOING WIRE REQUEST SECTION BELOW IF ALL OR A PORTION OF THE FUNDS FROM THIS LOAN ADVANCE ARE FOR AN OUTGOING WIRE.

From Account #:	To Account #:
(Loan Account Number)	(Deposit Account Number)

Amount of Advance $

ALL BORROWER’S REPRESENTATION AND WARRANTIES IN THE LOAN AND SECURITY AGREEMENT ARE TRUE, CORRECT AND COMPLETE IN ALL MATERIAL RESPECTS TO ON THE DATE OF THE TELEPHONE TRANSFER REQUEST FOR AND ADVANCE, BUT THOSE REPRESENTATIONS AND WARRANTIES EXPRESSLY REFERRING TO ANOTHER DATE SHALL BE TRUE, CORRECT AND COMPLETE IN ALL MATERIAL RESPECTS AS OF THE DATE:

Authorized Signature:                                                                                     Phone Number:

☒	OUTGOING WIRE REQUEST:

Beneficiary Name: McKenna Long & Aldridge LLP	Amount of Wire: $520.00

Beneficiary Bank: SunTrust Bank	Account Number: 8800918057

City and State: Atlanta, GA

Beneficiary Bank Transit (ABA)#: 061000104

Special Instruction: Notify Lisa Stipancic (404) 527-8366. Invoice #09875.0041 for Novoste.

BY SIGNING BELOW, I (WE) ACKNOWLEDGE AND AGREE THAT MY (OUR) FUNDS TRANSFER REQUEST SHALL BE PROCESSED IN ACCORDANCE WITH AND SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE AGREEMENTS(S) COVERING FUNDS TRANSFER SERVICE(S), WHICH AGREEMENTS(S) WERE PREVIOUSLY RECEIVED AND EXECUTED BY ME (US).

Authorized Signature: /s/ ALFRED NOVAK	2nd Signature (If Required):

Print Name/Title: Alfred Novak CEO & President	Print Name/Title:

Telephone # 770-717-6096	Telephone #